No 1

CODA OCTOPUS GROUP, Inc.

(Incorporated in the State of Delaware)

Issue of USD 12,000,000 Loan Notes due 21st February 2015 ("Notes")

Issued pursuant to a resolution of the Board of Directors of Coda Octopus Group, Inc. passed on 21st February 2008.

THIS IS TO CERTIFY that The Royal Bank of Scotland plc of 135 Bishopsgate, London EC2M 3UR is the registered holder of USD 12,000,000 of the Notes ("Nominal Amount") which are constituted by an Instrument dated 21st February 2008 ("Instrument") and issued on 21st February 2008 ("Issue Date"). The Notes are issued subject to the terms of the Instrument and the Conditions endorsed hereon. Capitalised terms defined in the Instrument and the Conditions shall bear the same meaning in this Individual Certificate.

Dated 21st February 2008

EXECUTED and delivered as a deed by Coda Octopus Group, Inc acting by two directors:	) ) ) )

Director

Director

THIS SECURITY HAS NOT BEEN  REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.  THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT OR OTHER LOAN SECURED BY SUCH SECURITIES.